CERTIFICATION OF CHIEF EXECUTIVE OFFICER

HELIX TECHNOLOGY CORPORATION

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Helix Technology Corporation (the "Company") Quarterly Report on Form 10-Q for the period ending October 1, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Robert J. Lepofsky, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

HELIX TECHNOLOGY CORPORATION

Date: October 22, 2004	/s/ Robert J. Lepofsky

Robert J. Lepofsky
President and Chief Executive Officer